UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________
Form N-CSRS
____________________
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23980
____________________
T. ROWE PRICE OHA FLEXIBLE CREDIT INCOME FUND
(Exact name of Registrant as specified in its Charter)
____________________

1 Vanderbilt Avenue, 16th Floor
New York, New York 10017
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 326-1500
Gregory S. Rubin, Esq.
OHA Private Credit Advisors II, L.P.
1 Vanderbilt Avenue, 16th Floor
New York, New York 10017
(Name and address of Agent for Service)

Date of reporting period: June 30, 2025

T. ROWE PRICE OHA FLEXIBLE CREDIT INCOME FUND

Item 1. Letter to Shareholders

Key Risks and Disclosures

THIS FUND IS ONLY AVAILABLE TO INSTITUTIONAL AND ACCREDITED INVESTORS. T. Rowe Price OHA Flexible Credit Income Fund (“OFLEX”) is a non-exchange traded, closed-end management investment company that operates as an “interval fund”. OFLEX expects to invest at least 80% of its assets in fixed income securities and credit instruments. The Fund is designed primarily for long-term investors and not as a trading vehicle. This investment involves a high degree of risk. An investor should purchase these securities only if they can afford the complete loss of the investment. An investor should read the prospectus carefully for a description of the risks associated with an investment in OFLEX. These risks include, but are not limited to, the following:

We have no prior operating history and there is no assurance that we will achieve our investment objective.

We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop prior to any listing.

We will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value (“NAV”). In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to have limited liquidity.

The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through repurchases conducted through the share repurchase program, no matter how the Fund performs.

We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, or return of capital, and we have no limits on the amounts we may pay from such sources. Although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing a shareholder’s tax basis such that when a shareholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price.

The investor will bear substantial fees and expenses in connection with their investment.

Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which investors would otherwise be entitled.

We expect to use leverage, which may increase the volatility of OFLEX’s investments and will magnify the potential for loss on amounts invested in us.

We intend to invest a substantial portion in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid, unregistered and difficult to value.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

This document must be read in conjunction with the OFLEX prospectus in order to fully understand all the implications and risks of an investment in OFLEX. This document is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus, which must be made available to an investor prior to making a purchase of shares in connection with this offering and is available on OFLEX’s website. Prior to making an investment, investors should read the prospectus, including the “Risk Factors” section therein, which contains a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition.

Numerical data is approximate and as of 12/31/2024, unless otherwise noted. The words “we”, “us”, and “our” refer to OFLEX, unless the context requires otherwise.

There is no guarantee that an investor would achieve results comparable to those presented. All investments involve the risk of material or total loss. The data used to calculate the returns is unaudited and subject to revision.

Additional Disclosure Information

Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are in the best interest of, or suitable for, eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss.

Fixed-income securities are subject to credit risk, call risk, prepayment risk and interest rate risk. As interest rates rise, bond prices generally fall. International investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments. These risks are magnified in emerging markets.

The Fund‘s investments in bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

The Fund may enter into short sales by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price.

OFLEX may invest in derivatives, including Collateralized Loan Obligations (CLOs), options and futures, which may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency risk, leverage risk, liquidity risk, index risk, pricing risk, and counterparty risk.

Changes in the tax laws, overbuilding, environmental issues, the quality of property management in the case of real estate investment trusts (REITs), and other factors may impact the Fund’s real estate investments.

OFLEX is “non-diversified,” meaning it may invest a greater portion of its assets in a single company. OFLEX’s share price can be expected to fluctuate more than that of a comparable diversified fund.

This material was not created by any third-party registered broker-dealers or investment advisers who are distributing shares of OFLEX (each, a “Dealer”). The Dealers are not affiliated with OFLEX and have not prepared the material or the information herein.

Investments mentioned may not be in the best interest of, or suitable for all investors. Any product discussed herein may be purchased only after an investor has carefully reviewed the prospectus and executed the subscription documents.

The contents of this communication: (i) do not constitute an offer of securities or a solicitation of an offer to buy securities (offers can be made only by the respective offering documents which are available upon request), (ii) do not and cannot replace the offering documents and is qualified in its entirety by the offering documents, and (iii) may not be relied upon in making an investment decision related to any investment offering by the issuer of the securities, or any affiliate, or partner thereof.

Opinions and estimates offered herein constitute the judgment of Oak Hill Advisors, L.P. as of the date this document is provided to an investor and are subject to change as are statements about market trends. All opinions and estimates are based on assumptions, all of which are difficult to predict and many of which are beyond the control of Oak Hill Advisors, L.P. In preparing this document, Oak Hill Advisors, L.P. has relied upon and assumed, without independent verification, the accuracy and completeness of all information. Oak Hill Advisors, L.P. believes that the information provided herein is reliable; however, it does not warrant its accuracy or completeness. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

Further, opinions expressed herein may differ from the opinions expressed by a Dealer and/or other businesses / affiliates of a Dealer. This is not a “research report” as defined by FINRA Rule 2241 and was not prepared by the research departments of a Dealer or its affiliates.

Past performance is not a reliable indicator of future performance. Actual results may vary. Diversification of an investor’s portfolio does not assure a profit or protect against loss in a declining market.

Alternative investments involve complex tax structures, tax inefficient investing, and delays in distributing important tax information. Individual funds have specific risks related to their investment programs that will vary from fund to fund.

Although the Fund intends to elect to be treated as a regulated investment company (RIC) under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its Shareholders. Each investor’s tax considerations are different, and investors should consult their own tax and legal advisors as Dealers generally do not provide tax, accounting or legal advice.

Interests in alternative investment products are distributed by the applicable Dealer and (1) are not FDIC-insured, (2) are not deposits or other obligations of such Dealer or any of its affiliates, and (3) are not guaranteed by such Dealer and its affiliates. Each Dealer is a registered broker-dealer or investment adviser, not a bank.

Certain countries have been susceptible to epidemics or pandemics, most recently COVID-19. The outbreak of such epidemics or pandemics, together with any resulting restrictions on travel or quarantines imposed, has had and will likely continue to have a negative impact on the economy and business activity globally (including in the countries in which OFLEX invests), and thereby is expected to adversely affect the performance of OFLEX’s investments.

Furthermore, the rapid development of epidemics or pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to OFLEX and the performance of its investments or operations.

The Fund charges The Fund charges management fees, incentive fees, loads, other expenses or brokerage commissions. Fees for optional services may also apply. These fees may detract from the total return.

For a more detailed description of OFLEX’s investment guidelines and risk factors, please refer to the prospectus. Consider the investment objectives, risks, and charges and expenses carefully before investing or sending money. For a free prospectus containing this and other information, call 1-855-405-6488 or visit www.troweprice.com. Read it carefully.

In the United States, securities are offered through T. Rowe Price Investment Services Inc., a broker dealer, registered with the U.S. Securities and Exchange Commission and a member of FINRA, and advisory services are offered by OHA Private Credit Advisors II, L.P. T. Rowe Price Investment Services, Inc. and OHA Private Credit Advisors II, L.P. are affiliated and both entities are T. Rowe Price companies.

I. Fund Overview

T. Rowe Price OHA Flexible Credit Income Fund’s (“OFLEX” or “the Fund”) investment objective is to produce current income by investing across OHA’s credit-focused platform. The Fund intends to employ an “all-weather” strategy with flexibility to invest across the credit spectrum in both private and public markets.
As of June 30, 2025, the Fund had a net asset value of $157 million. In advance of OFLEX being publicly offered, there is an initial seed fundraising round during which investors will receive a 5% share grant at the time of purchase. Seed investors will also receive a fee holiday that lasts for the entire duration of the seed round through the 6-month anniversary of the commencement of the public offering.

Through the volatile market backdrop discussed below, the Fund returned 4.19% year-to-date and 9.07% on an annualized basis since inception, as of June 30, 2025. Performance and portfolio construction benefited from the Fund’s flexible investment mandate, strong credit selection and ability to capitalize opportunistically on market dislocations. Overall performance was supported by consistent income generation, aligning with the Fund’s income-oriented strategy, as well as valuation gains. The Fund’s distribution rate was stable during the period, ending 1H 2025 at 9.62% annualized. As of the end of Q2, 97% of the portfolio was invested in companies located in North America and 3% invested in companies located in Europe. The Fund had exposure to 123 assets across 62 issuers, spanning a range of position sizes and a diverse set of industries. The largest industry exposures in the Fund’s portfolio were High Tech, Services: Business, Finance, Healthcare, Education and Childcare, and Services: Consumer. Investment activity will continue to focus on a wide range of industries that OHA considers recession-resistant and particularly attractive for credit investing.

Upon inception, the Fund was primarily allocated to Direct Lending, reflecting its foundational strategy in the origination of high-quality private credit. Over time, allocations have evolved strategically into a broader mix of credit strategies. Specifically, the Fund has increased exposure to Special Situations, Asset Based Lending and Liquid Credit. Year-to-date, the Fund capitalized on heightened volatility, particularly around “Liberation Day”, to increase exposure tactically to Liquid Credit, entering positions at attractive relative valuations while maintaining flexibility and disciplined risk management. Portfolio evolution reflects the Fund’s strategic design and strong positioning to respond dynamically to changing market conditions and capitalize on emerging opportunities and dislocated markets.

As of June 30, 2025, the Fund’s total assets were allocated 38% to Direct Lending, 31% to Junior Capital Solutions, 14% to Liquid Credit, 12% to Special Situations, 4% to Asset Based Lending, and 2% to CLOs / Structured Credit. The target asset mix for the portfolio once fully ramped is 0-30% in Junior Capital Solutions, 20-50% in Direct Lending, 0-30% in Asset Based Lending, 0-30% in CLOs / Structured Credit, 0-30% in Special Situations, and 0-30% in Liquid Credit. The Fund may invest in additional strategies in the future.

II. 1H 2025 Market Update

The first half of 2025 was defined by elevated volatility, driven by U.S. trade policy and growing continued economic uncertainty. President Trump’s long anticipated “Liberation Day” announcement in early April became a focal point for markets, as investors recalibrated expectations for a range of potential tariff outcomes. Trade discussions advanced throughout the second quarter, and investor sentiment was buoyed by tariff pauses, deferrals and indications of potentially successful renegotiations. Financial markets rebounded strongly, recovering earlier losses with equity markets reaching record highs, fueled by better than expected earnings. Central bank actions remained in focus as the U.S. administration’s policies took shape, and the Federal Reserve emphasized its commitment to lowering inflation. The Fed held rates steady at 4.25% - 4.50%, cautiously balancing tariff-induced inflationary fears with slowing growth expectations. Softer-than-anticipated CPI data bolstered market sentiment and increased the likelihood of near-term rate cuts.

Against this backdrop, risk assets broadly rallied in the second quarter as recessionary concerns eased. Large-cap, higher-growth equities outperformed small cap, value-oriented stocks in the quarter, with the NASDAQ and S&P 500 returning 18.0% and 10.9%, respectively, compared to 8.5% from the Russell 2000.1 Year-to-date equity returns were tempered by corrections in the first quarter, with the NASDAQ and S&P each returning 5.5%, while the Russell 2000 sustained a 2.5% loss.2 U.S. equities continued to lag their European counterparts year-to-date, for example, compared to the DAX return of 20.1%.3 The U.S. dollar had its weakest performance since 1973, down 11% in 1H25 against a basket of currencies of major trading partners.4 Credit markets exhibited broad-based gains in the first half of the year. Leveraged loans returned 3.2% YTD, while high yield outperformed at 4.5%, driven largely by spread tightening in the latter half of the second quarter.5 The distress ratio improved from 6.0% to 5.1%, and default rates declined from 1.3% to 1.1%.6,7

Private credit market activity remained subdued during 1H 2025, as sponsors continued to defer M&A given geopolitical, trade policy and inflation uncertainty. However, OHA believes that greater clarity on rates and tariff impacts in the coming months will unlock new deal flow as companies grow more comfortable reengaging on M&A goals and private equity sponsors address pressures both to return capital and deploy dry powder. Despite the competitive deal environment, OHA continues to leverage its differentiated sourcing capability to drive healthy deployment. OHA deployed $4.2 B in private lending in the first half of 2025 which compares favorably to the pace of 2024’s record deployment for the firm. OHA’s private credit pipeline is robust and has expanded significantly at mid-year offering a wide range of high-quality opportunities which OHA is pursuing with a continued focus on rigorous credit selection and downside protection.1

III. Outlook & Pipeline
Following quarter-end, markets extended their recent rally on the back of resilient labor market data and renewed momentum in the AI and semiconductor sectors, both of which bolstered risk sentiment. Investors also digested the widely anticipated passage of Trump’s budget reconciliation bill, as the benefits of tax cut extensions outweighed concerns around the long-term trajectory of the national debt. Looking ahead, market focus remains on ongoing trade negotiations and persistently elevated risk levels. Despite lingering uncertainties and their potential for sparking volatility, risk appetites remain robust and markets continue to grind higher.

OHA believes its strategies remain well-positioned to capitalize on the most attractive relative value opportunities across both private and liquid credit, as well as more opportunistic and situational investments. OHA believes that economic uncertainty and idiosyncratic challenges will offer credit solution opportunities, as companies seek incremental capital to bridge liquidity gaps and/or deleverage stretched capital structures. The recent pickup in corporate M&A is widely viewed as a leading indicator of upcoming sponsor M&A, particularly as private equity sponsors face mounting pressure to return capital. The shifting rate environment and functioning of syndicated markets may also contribute to the re-emergence of attractive non-senior financings.

Overall, OHA expects the Fund’s capital deployment to remain strong through 2025 and intends to leverage its broad capabilities and flexibility to invest across attractive strategies to optimize returns while remaining highly selective. The current environment of heightened potential volatility and increased uncertainty reinforces the value of OHA’s unwavering focus on downside protection and individual credit selection.

******

As always, please feel free to contact any member of the Oak Hill Advisors team with any questions or comments.

Best regards,
Oak Hill Advisors, L.P.

(1) Source: Bloomberg.
(2) Source: Bloomberg.
(3) Source: Bloomberg.
(4) Source: Bloomberg.
(5) Source Bloomberg. High-yield bonds represented by the ICE BofA U.S. High Yield Index. Leveraged loans represented by the S&P UBS Leveraged Loan Index.
(6) The Distress Ratio is the ratio of the number of U.S. domiciled bonds in The ICE BofA US High Yield Index with option-adjusted spreads greater than 1,000 basis points to the total number of U.S. domiciled bonds in The ICE BofA US High Yield Index as published by Bank of America Merrill Lynch.
(7) Source: BofA Global Research as of June 30, 2025.

Top Holdings and Industries

Portfolio holdings and industries are subject to change. Fair value and percentages are as of June 30, 2025. Percentages are based on net assets.

Top Ten Industries
High Tech	$29,063	18.5%
Services: Business	$27,162	17.3%
Finance	$16,284	10.4%
Healthcare, Education and Childcare	$11,615	7.4%
Services: Consumer	$8,331	5.3%
Oil and Gas	$6,824	4.3%
Insurance	$5,961	3.8%
Chemicals, Plastics and Rubber	$5,781	3.7%
Banking	$5,270	3.4%
Automobile	$5,175	3.3%

Top Ten Holdings
Polaris Newco LLC Term Loan	$9,655	6.1%
Orion Advisor Solutions, Inc. Term Loan	$5,270	3.4%
Sedgwick Claims Management Services, Inc. Term Loan	$4,987	3.2%
Revlon Intermediate Holdings IV LLC Term Loan	$4,909	3.1%
ASP Unifrax Holdings, Inc. Term Loan	$4,866	3.1%
Packaging Coordinators Midco, Inc. Term Loan	$4,841	3.1%
PT Intermediate Holdings III LLC Term Loan	$4,075	2.6%
Cricket Valley Energy Center Term Loan	$4,061	2.6%
Kymora Ltd. Preferred Equity	$4,043	2.6%
OceanKey (U.S.) II Corp. Term Loan	$3,682	2.3%

PART I FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Schedule of Investments
June 30, 2025
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value

Investments - Corporate Loans - 83.69%
First Lien Debt - 59.07%
Aerospace and Defense - 0.62%
Peraton Corp.	(4)	S+	3.75%		8.18%	2/1/2028	$1,094	$1,026	$969
								1,026	969
Automobile - 3.29%
Clarios Global LP	(4)	S+	2.75%		7.08%	1/28/2032	2,000	1,998	2,004
PAI Holdco, Inc.	(4)	S+	3.75%		8.29%	10/28/2027	898	714	696
Wheels Bidco, Inc.	(4) (5) (6)	S+	5.50%		9.76%	11/3/2031	2,500	2,477	2,475
								5,189	5,175
Broadcasting and Entertainment - 0.57%
Learfield Communications, LLC	(4) (6)	S+	4.50%		8.83%	6/30/2028	893	893	901
								893	901
Capital Equipment - 0.24%
Infinite Bidco LLC	(4)	S+	3.75%		8.29%	3/2/2028	299	272	283
Infinite Bidco LLC	(4)	S+	6.25%		10.57%	3/2/2028	100	95	97
								367	380
Chemicals, Plastics and Rubber - 3.10%
ASP Unifrax Holdings, Inc.	(4) (6)	S+	7.75%	(4.75% PIK)	12.05%	9/28/2029	5,182	4,995	4,866
								4,995	4,866
Construction & Building - 1.07%
FloWorks International LLC	(4) (5) (6)	S+	4.75%		9.08%	11/26/2031	1,685	1,677	1,676
FloWorks International LLC	(4) (5) (7)	S+	4.75%		9.08%	11/26/2031	211	—	(1)
								1,677	1,675
Consumer Goods: Durable - 3.07%
Marcone Yellowstone Buyer, Inc.	(4) (5)	S+	7.00%	(3.25% PIK)	11.44%	6/23/2028	911	896	859
Marcone Yellowstone Buyer, Inc.	(4) (5)	S+	7.00%	(3.25% PIK)	11.44%	6/23/2028	99	97	93
Marcone Yellowstone Buyer, Inc.	(4) (5)	S+	7.00%	(3.25% PIK)	11.44%	6/23/2028	2,742	2,695	2,584
Poly-Wood, LLC,	(4) (5) (6)	S+	4.88%		9.20%	3/20/2030	1,297	1,290	1,290
								4,978	4,826
Energy: Electricity - 2.58%
Cricket Valley Energy Center	(4)	S+	5.00%		9.30%	6/26/2030	4,200	4,061	4,061
								4,061	4,061

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date		Par Amount/ Units	Cost (3)	Fair Value
Finance - 4.30%
Arax MidCo, LLC	(4) (5)	S+	5.00%		9.33%	4/11/2029		516	514	514
Arax MidCo, LLC	(4) (5) (7)	S+	5.00%		9.33%	4/11/2029		884	—	(4)
Beacon Pointe Advisors LLC	(4) (5) (6)	S+	4.75%		9.08%	12/29/2028		208	208	208
Beacon Pointe Advisors LLC	(4) (5) (6)	S+	4.75%		9.08%	12/29/2028		731	731	731
Beacon Pointe Advisors LLC	(4) (5) (7)	S+	4.75%		9.08%	12/29/2027		199	—	—
Beacon Pointe Advisors LLC	(4) (5) (6)	S+	4.75%		9.08%	12/29/2028		1,858	1,858	1,858
Spectrum Automotive Holdings, Corp.	(4) (5) (6)	S+	5.25%		9.58%	6/29/2028		755	752	751
Spectrum Automotive Holdings, Corp.	(4) (5) (7)	S+	5.25%		9.58%	6/29/2027		103	—	(1)
Spectrum Automotive Holdings, Corp.	(4) (5) (6)	S+	5.25%		9.58%	6/29/2028		2,708	2,697	2,694
									6,760	6,751
Healthcare, Education and Childcare - 7.00%
CNSI Holdings, LLC	(4) (5) (7)	S+	5.50%		9.80%	12/17/2029		311	86	87
CNSI Holdings, LLC	(4) (5) (6)	S+	5.50%		9.80%	12/17/2029		2,016	2,012	2,016
Modernizing Medicine Inc.	(4) (5) (6)	S+	5.25%	(2.75% PIK)	9.55%	4/30/2032		1,102	1,097	1,097
Modernizing Medicine Inc.	(4) (5) (6) (7)	S+	5.25%	(2.75% PIK)	9.55%	4/30/2032		103	(1)	—
NextGen Healthcare, Inc	(4) (5) (6)	S+	5.25%		9.55%	11/11/2030		1,592	1,584	1,584
Packaging Coordinators Midco, Inc.	(4) (5) (6)	S+	4.75%		9.02%	1/22/2032		4,902	4,891	4,841
Packaging Coordinators Midco, Inc.	(4) (5) (7)	S+	4.75%		9.02%	1/22/2032		2,065	—	(26)
Packaging Coordinators Midco, Inc.	(4) (5) (7)	S+	4.75%		9.02%	1/22/2032		494	(1)	(6)
Packaging Coordinators Midco, Inc.	(4) (5) (7)	S+	4.75%		9.02%	1/22/2032		539	—	(7)
Tyber Medical LLC	(4) (5) (6)	S+	5.00%		9.32%	6/14/2032		1,119	1,113	1,113
Tyber Medical LLC	(4) (5) (6)	E+	5.00%		6.95%	6/14/2032	EUR	224	258	261
Tyber Medical LLC	(4) (5) (7)	S+	5.00%		9.32%	6/12/2031		148	52	52
Tyber Medical LLC	(4) (5) (7)	S+	5.00%		9.32%	6/12/2031		63	—	—
Tyber Medical LLC	(4) (5) (7)	S+	5.00%		9.32%	6/14/2032		317	—	(2)
									11,091	11,010
High Tech - 7.96%
Banyan Software Holdings, LLC	(4) (5) (6)	S+	5.50%		9.83%	1/2/2031		3,036	3,022	3,021
Banyan Software Holdings, LLC	(4) (5) (7)	S+	5.25%		9.57%	1/2/2031		326	46	46
Banyan Software Holdings, LLC	(4) (5) (7)	S+	5.50%		9.83%	1/2/2031		1,628	980	977
Diligent Corp.	(4) (5) (6)	S+	5.00%		9.33%	8/2/2030		842	836	840
Diligent Corp.	(4) (5) (6)	S+	5.00%		9.33%	8/2/2030		144	143	144
Diligent Corp.	(4) (5) (7)	S+	5.00%		9.33%	8/2/2030		187	13	14
Ministry Brands Purchaser LLC	(4) (5) (6) (7)	S+	5.50%		9.93%	12/29/2028		152	150	150
Ministry Brands Purchaser LLC	(4) (5) (7)	P+	4.50%		12.00%	12/30/2027		149	10	11
Ministry Brands Purchaser LLC	(4) (5) (6)	S+	5.50%		9.93%	12/29/2028		1,503	1,479	1,484
Finastra USA, Inc.	(4) (5) (6)	S+	7.25%		11.43%	9/13/2029		3,489	3,518	3,507

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value
Finastra USA, Inc.	(4) (5) (7)	S+	7.25%		11.57%	9/13/2029	366	73	73
MRI Software LLC	(4) (5) (6)	S+	4.75%		9.05%	2/10/2027	1,944	1,938	1,930
MRI Software LLC	(4) (5) (6)	S+	4.75%		9.05%	2/10/2027	308	307	306
MRI Software LLC	(4) (5) (7)	S+	4.75%		9.05%	2/10/2027	139	7	7
								12,522	12,510
Insurance - 3.79%
RSC Acquisition, Inc.	(4) (5) (7)	S+	4.75%		9.05%	11/1/2029	97	—	—
RSC Acquisition, Inc.	(4) (5) (6)	S+	4.75%		9.05%	11/1/2029	773	769	773
RSC Acquisition, Inc.	(4) (5) (6)	S+	4.75%		9.03%	11/1/2029	2,926	2,914	2,926
THG Acquisition LLC	(4) (5) (6)	S+	4.50%		8.83%	10/31/2031	2,243	2,232	2,231
THG Acquisition LLC	(4) (5) (7)	S+	4.50%		8.83%	10/31/2031	501	14	14
THG Acquisition LLC	(4) (5) (7)	S+	4.75%		9.08%	10/31/2031	251	17	17
								5,946	5,961
Media: Diversified & Production - 2.25%
Circana Group, L.P.	(4) (5) (6)	S+	4.50%		8.83%	12/1/2029	3,552	3,522	3,535
Circana Group, L.P.	(4) (5) (7)	S+	4.50%		8.83%	12/1/2028	230	(3)	(1)
								3,519	3,534
Personal and Nondurable Consumer Products (Manufacturing only) - 3.12%
Revlon Intermediate Holdings IV LLC	(4) (6)	S+	6.88%		10.95%	5/2/2028	5,000	4,937	4,909
								4,937	4,909
Services: Business - 13.01%
ARAMSCO, Inc.	(4) (5) (8)	S+	4.75%		9.05%	10/10/2030	3,025	2,867	2,450
ARAMSCO, Inc.	(4) (5) (8)	S+	4.75%		9.05%	10/10/2030	121	114	98
Cheval Blanc Holdings Company	(4) (5)			(14.50% PIK)	14.50%	10/30/2030	2,887	2,805	2,801
GC Waves Holdings, Inc.	(4) (5) (6)	S+	4.75%		9.18%	10/4/2030	3,577	3,577	3,559
IG Investment Holdings, LLC	(4) (5) (7)	S+	5.00%		9.28%	9/22/2028	149	—	—
IG Investment Holdings, LLC	(4) (5) (6)	S+	5.00%		9.28%	9/22/2028	1,842	1,838	1,842
Ivanti Software, Inc.	(4) (8)	S+	4.75%		9.06%	6/1/2029	3,793	3,207	3,164
PT Intermediate Holdings III LLC	(4) (5) (7)	S+	5.00%	(1.75% PIK)	9.30%	4/9/2030	77	—	(1)
PT Intermediate Holdings III LLC	(4) (5) (6)	S+	5.00%		9.30%	4/9/2030	4,116	4,119	4,075
USIC Holdings, Inc.	(4) (5) (7)	S+	5.50%		9.83%	9/10/2031	102	31	33
USIC Holdings, Inc.	(4) (5) (7)	S+	5.25%		9.58%	9/10/2031	215	95	97
USIC Holdings, Inc.	(4) (5) (6)	S+	5.50%		9.83%	9/10/2031	1,678	1,670	1,669
Vision Solutions, Inc.	(4)	S+	4.00%		8.54%	4/24/2028	698	657	665
								20,980	20,452

Investments (1)	Footnotes	Reference Rate and Spread		Interest Rate (2)	Maturity Date		Par Amount/ Units	Cost (3)	Fair Value
Services: Consumer - 0.67%
Crash Champions, LLC	(4)	S+	4.75%	9.08%	2/23/2029		995	901	932
W.A. Kendall and Company, LLC	(4) (5)	S+	5.50%	9.80%	4/22/2030		108	108	108
W.A. Kendall and Company, LLC	(4) (5) (7)	S+	5.88%	10.32%	4/22/2030		22	7	7
W.A. Kendall and Company, LLC	(4) (5) (7)	S+	5.50%	9.80%	4/22/2030		7	—	—
W.A. Kendall and Company, LLC	(4) (5) (7)	S+	5.50%	9.80%	4/22/2030		163	(1)	(1)
								1,015	1,046
Telecommunications - 2.43%
CommScope, Inc.	(4) (6) (8)	S+	5.25%	9.58%	12/17/2029		3,158	3,068	3,201
Omni Fiber, LLC	(4) (5) (6)	S+	5.25%	9.55%	7/3/2029		333	333	330
Omni Fiber, LLC	(4) (5) (6)	S+	5.25%	9.53%	7/3/2029		167	165	165
Omni Fiber, LLC	(4) (5) (7)	S+	5.25%	9.54%	7/3/2029		2,300	152	130
								3,718	3,826

First Lien Debt Total - 59.07%								93,674	92,852

Second Lien Debt - 24.62%
Aerospace and Defense - 1.43%
Peraton Corp.	(4)	S+	7.75%	12.18%	2/1/2029		1,256	1,262	896
Peraton Corp.	(4)	S+	8.00%	12.43%	2/1/2029		1,900	1,912	1,347
								3,174	2,243

Banking - 3.35%
Orion Advisor Solutions, Inc.	(4) (5)	S+	7.50%	11.78%	9/24/2028		5,296	5,337	5,270
								5,337	5,270

Capital Equipment - 0.89%
Infinite Bidco LLC	(4)	S+	7.00%	11.54%	3/2/2029		1,600	1,301	1,403
								1,301	1,403
Containers, Packaging and Glass - 1.09%
Berlin Packaging LLC	(4) (5)	E+	6.50%	8.48%	6/7/2032	EUR	1,187	1,305	1,390
Berlin Packaging LLC	(4) (5)	E+	7.25%	9.19%	6/7/2032	EUR	202	221	236
Berlin Packaging LLC	(4) (5)	S+	6.00%	10.56%	6/7/2032		93	93	92
								1,619	1,718
Finance - 3.49%
Sedgwick Claims Management Services, Inc.	(4) (5)	S+	5.00%	9.33%	7/31/2032		5,000	5,000	4,987
Orion US Finco		S+	7.50%	11.78%	5/20/2033		500	495	503
								5,495	5,490

Investments (1)	Footnotes	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value
High Tech - 8.49%
OceanKey (U.S.) II Corp.	(4) (5)	S+	6.75%	11.18%	12/17/2029	3,700	3,669	3,682
Polaris Newco LLC	(4) (5) (8)	S+	9.00%	13.43%	6/4/2029	10,000	9,931	9,655
							13,600	13,337
Services: Business - 2.03%
Vision Solutions, Inc.	(4)	S+	7.25%	11.79%	4/23/2029	3,430	3,336	3,195
							3,336	3,195
Services: Consumer - 3.85%
All My Sons Moving and Storage of Kansas LLC	(4) (5) (6)	S+	7.75%	12.19%	10/25/2029	2,900	2,894	2,886
BCPE Empire Holdings, Inc.	(4) (5)	S+	5.25%	9.57%	12/31/2031	3,200	3,169	3,168
							6,063	6,054

Second Lien Debt Total - 24.62%							39,925	38,710

Corporate Loans Total - 83.69%							133,599	131,562

Investments - Asset Backed Securities - 1.85%
Structured Finance - 1.85%
Madison Park Funding XXVIII Ltd.		S+	10.71%	15.00%	7/15/2030	1,438	638	662
Magnetite XVII Ltd.		S+	10.71%	15.00%	7/20/2031	900	614	448
Magnetite XVII Ltd.		S+	10.71%	15.00%	4/20/2037	1,250	852	622
RR 7 Ltd.		S+	10.71%	15.00%	1/15/2033	1,000	519	374
Trinitas CLO XIV Ltd.		S+	8.30%	12.60%	1/25/2034	800	806	801
							3,429	2,907

Investments - Bonds - 10.06%
Chemicals, Plastics and Rubber - 0.58%
ASP Unifrax Holdings, Inc.	(4)			11.18%	9/30/2029	1,000	897	915
							897	915
Healthcare, Education and Childcare - 0.39%
1261229 B.C. Ltd.	(4)			10.00%	4/15/2032	600	600	605
							600	605
Oil and Gas - 4.34%
Ferrellgas LP	(4)			5.38%	4/1/2026	2,371	2,321	2,349
Ferrellgas LP	(4)			5.88%	4/1/2029	900	824	833
Tidewater Inc	(8)			9.13%	7/15/2030	700	700	720
Tidewater, Inc.				10.38%	7/3/2028	2,000	2,111	2,122

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value
Venture Global Plaquemines LNG LLC			6.75%	1/15/2036	400	400	400
Venture Global Plaquemines LNG LLC			6.50%	1/15/2034	400	400	400
						6,756	6,824
Retail Stores - 2.04%
Beach Acquisition Bidco LLC	(4) (8)		10.00%	7/15/2033	3,100	3,100	3,213
						3,100	3,213
Services: Business - 1.93%
Brand Industrial Services, Inc.	(4)		10.38%	8/1/2030	2,500	2,500	2,307
Sabre GLBL Inc			11.13%	7/15/2030	700	700	732
						3,200	3,039
Services: Consumer - 0.78%
Crash Champions, LLC	(4)		8.75%	2/15/2029	1,275	1,145	1,231
						1,145	1,231

Bonds Total - 10.06%						15,698	15,827

Common Stocks - 1.66%
Aerospace and Defense - 0.25%
Oakswift Holdings Ltd.					283	—	—
Oakswift Holdings Ltd.					387	387	387
						387	387
Buildings and Real Estate - 1.07%
OHA SFR Member II, LLC	(9)				—	1,438	1,678
OHA SFR Member II, LLC	(9)				265	—	—
						1,438	1,678
Energy: Electricity - 0.04%
Cricket Valley Energy Center					3,152	55	55
						55	55
Services: Business - 0.30%
Cheval Blanc Holdings Company					475	476	476
						476	476

Common Stocks Total - 1.66%						2,356	2,596

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date		Par Amount/ Units	Cost (3)	Fair Value
Preferred Equity - 4.62%
Finance - 2.57%
Kymora Ltd.					EUR	6,888	3,915	4,043
Kymora Ltd.					EUR	1	—	—
							3,915	4,043
High Tech - 2.05%
Aptean, Inc.		(13.50% PIK)	13.50%			3,216	3,186	3,216
							3,186	3,216

Preferred Equity Total - 4.62%							7,101	7,259

Total Investments - 101.88%							$162,183	$160,151

(1)Unless otherwise indicated, issuers of debt investments held by the Fund (which such term “Fund” shall include the Fund’s subsidiaries for purposes of this Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated.
(2)Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to SOFR including SOFR adjustment, if any, (“S”) or EURIBOR ("E") at the borrower's option which generally resets periodically. S loans are typically indexed to 12 month, 6 month, 3 month or 1 month S rates. For each such loan, the Fund has provided the interest rate in effect on the date presented.
(3)The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(4)Loan includes interest rate floor feature.
(5)Investment valued using unobservable inputs (Level 3). See Note 5.
(6)The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 8. Commitments and Contingencies.
(7)Assets or a portion thereof are pledged as collateral for the TRP OHA FCI SPV Funding I, LLC. See Note 6 “Debt”.
(8)Position or portion thereof unsettled as of June 30, 2025.
(9)Affiliated company related by common ownership or control. Activity for the period disclosed is deemed immaterial for purposes of this filing.
(10)     As of June 30, 2025, the estimated net unrealized gain for federal tax purposes was $0.5 million based on a tax basis of $170.4 million. As of June 30, 2025, the estimated aggregate gross unrealized loss for federal income tax purposes was $0.8 million and the estimated aggregate gross unrealized gain for federal income tax purposes was $1.3 million.

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Statement of Assets and Liabilities
(in thousands, except per share amounts)

As of
June 30, 2025
ASSETS	(Unaudited)
Investments, at fair value (cost of $162,183 at June 30, 2025)	$160,151
Cash, cash equivalents and restricted cash	7,923
Interest and dividend receivable	2,151
Receivable for investments sold	3,081
Deferred financing costs	634
Deferred offering costs	244
Total assets	$174,184

LIABILITIES
Debt (Note 6)	1,000
Payable for investments purchased	12,297
Interest and debt fee payable	102
Unrealized depreciation on foreign currency contracts	88
Distribution payable	3,436
Board of Trustees fee payable	—
Accrued expenses and other liabilities	73
Total liabilities	$16,996
Net Assets	$157,188

Commitments and contingencies (Note 8)

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest (6,363,150 Class I shares issued and outstanding at June 30, 2025)	6
Additional paid in capital	153,455
Distributable earnings (accumulated loss)	3,727
Net Assets	$157,188

NET ASSET VALUE PER SHARE	$24.70

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Statement of Operations
(in thousands)

Six Months Ended June 30, 2025
(Unaudited)
Investment income:
Interest income	$7,272
Dividend income	171
Other income	210
Total investment income	$7,653

Expenses:
Interest and debt fee expense	273
Professional fees	666
Board of Trustee fees	114
Administrative service expenses	173
Amortization of deferred offering costs	287
Other general & administrative expenses	270
Total expenses before expense support	1,783
Expense support	(1,260)
Total expenses net of expense support	523
Excise tax expense	41
Net investment income	$7,089

Realized and unrealized gain (loss):
Realized gain (loss):
Non-controlled/non-affiliated investments	256
Foreign currency transactions	240
Foreign currency forward contracts	(388)
Net realized gain (loss)	$108

Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	(1,237)
Foreign currency forward contracts	(88)
Net unrealized appreciation (depreciation)	(1,325)
Net realized and unrealized gain (loss)	(1,217)
Net increase (decrease) in net assets resulting from operations	$5,872

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Statement of Changes in Net Assets
(in thousands)

Six Months Ended June 30, 2025
(Unaudited)
Operations:
Net investment income	$7,089
Net realized gain (loss)	108
Net change in unrealized appreciation (depreciation)	(1,325)
Net increase (decrease) in net assets resulting from operations	$5,872

Share transactions:
Proceeds from shares sold	53,107
Distribution reinvestment	221
Distributions from distributable proceeds	(8,387)
Net increase (decrease) in net assets	44,941
Total increase (decrease) in net assets	50,813
Net Assets, beginning of period	106,375
Net Assets, end of period	$157,188

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Statement of Cash Flows
(in thousands)

Six Months Ended June 30, 2025
(Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$5,872
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net unrealized (appreciation) depreciation on investments	1,237
Net unrealized (appreciation) depreciation on foreign currency forward contracts	88
Net realized (gain) loss on investments	(256)
Net realized (gain) loss on foreign currency	(240)
Net realized (gain) loss on foreign currency forward contracts	388
Net accretion of discount and amortization of premium	(138)
Payment-in-kind interest capitalized	(287)
Purchases of investments	(107,613)
Proceeds from sale of investments and principal repayments	48,944
Proceeds from settlement of foreign currency forward contracts	(388)
Amortization of deferred financing costs	58
Amortization of deferred offering costs	284
Changes in operating assets and liabilities:
Interest and dividend receivable	(324)
Interest and debt fee payable	93
Receivable for investments sold	(1,230)
Payable for investments purchased	10,221
Trustees fees payable	(117)
Accrued expenses and other liabilities	(32)
Net cash provided by (used in) operating activities	(43,440)

Cash flows from financing activities:
Proceeds from issuance of common shares	53,328
Borrowing of debt	27,700
Repayments of debt	(29,700)
Payments of financing costs	(250)
Payments of offering costs	—
Dividends paid in cash	(9,905)
Proceeds received from foreign currency settlement	240
Net cash provided by (used in) financing activities	41,413
Net increase (decrease) in cash, cash equivalents and restricted cash	(2,027)
Cash, cash equivalents and restricted cash, beginning of period	9,950
Cash, cash equivalents and restricted cash, end of period	$7,923

Supplemental information and non-cash activities:
Distributions declared and payable	$3,436
Interest paid	$118
See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Financial Highlights
(in thousands, except per share amounts)

Six Months Ended
June 30, 2025
Per Share Data: (1)
Net asset value, beginning of period	$25.12
Net investment income	1.28
Net unrealized and realized gain (loss) (2)	(0.24)
Net increase (decrease) in net assets resulting from operations (3)	1.04
Distributions declared	(1.46)
Impact of issuance of common shares – Class I shares	—
Total increase (decrease) in net assets	(0.42)
Net asset value, end of period	$24.70
Shares outstanding, end of period	6,363,150
Total return based on NAV (4)	4.19%
Ratios:
Portfolio turnover ratio (5)	36.19%
Ratio of net expenses before expense support to average net assets (6)	2.67%
Ratio of net expenses after expense support to average net assets (6)	0.83%
Ratio of net investment income before expense support to average net assets (6)	8.54%
Ratio of net investment income after expense support to average net assets (6)	10.39%
Supplemental Data:
Net assets, end of period	$157,188

(1)The per share data was derived by using the weighted average shares outstanding during the period.
(2)The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of capital share transactions of fund shares in relation to fluctuating market values of investments of the Fund.
(3)Net increase in net assets resulting from operations per share in these financial highlights may be different from the net increase (decrease) in net assets per share on the Consolidated Statement of Operations due to changes in the number of weighted average shares outstanding and the effects of rounding.
(4)Total return based on net asset value (not annualized) calculated as the change in net asset value per share during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the fund during the period.
(5)Portfolio turnover rate is calculated using the lesser of year-to-date sales and year-to-date purchases over the average of the investment assets at fair value for the period reported.
(6)Annualized.

Notes to Consolidated Financial Statements
(in thousands, except per share amounts)
Note 1. Organization
T. Rowe Price OHA Flexible Credit Income Fund (the “Fund” or “OFLEX”), was formed on May 14, 2024 as a Delaware statutory trust and commenced operations on June 17, 2024. OHA Private Credit Advisors II, L.P. (the “Adviser”) is the investment adviser of the Fund. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company and is operated as an interval fund. The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund intends to invest at least 80% of its assets in fixed-income securities and credit instruments ("Credit"). The Fund will opportunistically allocate its investments in Credit across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans and credit selection in high yield bonds and leveraged loans); (b) direct lending (including first lien loans and unitranche loans); (c) junior capital solutions (including unsecured debt, second lien loans, mezzanine loans and preferred equity); (d) structured credit (including collateralized loan obligations, or “CLOs”); (e) asset-based lending (including, but not limited to, credit investments, investments in infrastructure, shipping, aviation and telecommunications); and (f) special situations (including stressed and non-control distressed credit and opportunities arising due to market dislocation).

The Fund may invest in additional strategies in the future. While some of the loans in which the Fund intends to invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. Some of the loans in which the Fund may invest may be “covenant-lite” loans. The Fund normally may invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.

The Fund will offer to sell any combination of three separate classes of common shares including Class A shares, Class D shares, and Class I shares. The share classes will have different ongoing shareholder servicing and/or distribution fees. The initial purchase price for the common shares of beneficial interest is $25.00 per share. Thereafter, the purchase price per share for each class of common shares equals the net asset value ("NAV") per share, as of the effective date of the daily share purchase date when the Fund is offered on a daily basis and calculates a daily NAV per Share. T. Rowe Price Investment Services, Inc., the managing dealer (the “Managing Dealer”) will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering. The Fund may also engage in private offerings of its common shares. As of June 30, 2025, shares of the Fund are not registered under the Securities Act of 1933, as amended.

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding shares at NAV, subject to certain conditions. The Fund will not otherwise be required to repurchase or redeem shares at the option of a shareholder. It is possible that a repurchase offer may be oversubscribed, in which case shareholders may only have a portion of their shares repurchased.
Note 2. Significant Accounting Policies
Basis of Presentation
The Fund’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly will follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements reflect adjustments that in the opinion of management are necessary for the fair statement of the financial position and results of operations for the periods presented herein. The Fund commenced operations on June 17, 2024, and its fiscal year ends on December 31.

Basis of Consolidation
As provided under ASC 946, the Fund will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund.
The Fund consolidated the results of its wholly-owned subsidiaries, TRP OHA FCI Servicer Funding I, LLC and TRP OHA FCI SPV Funding I, LLC. All intercompany transactions have been eliminated in consolidation.

Segment Reporting

In accordance with ASC Topic 280 - Segment Reporting (“ASC 280”), the Fund has determined that it has a single operating and reporting segment. As a result, the Fund’s segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales and transfers of assets.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash, Cash Equivalents and Restricted Cash
Cash, cash equivalents, and restricted cash represent cash held in banks, cash on hand, and liquid investments with original maturities of three months or less. The Fund may have bank balances in excess of federally insured amounts; however, the Fund deposits its cash, cash equivalents, and restricted cash with high credit-quality institutions to minimize credit risk exposure. As of June 30, 2025, the Fund had $2.3 million of restricted cash. Restricted cash is collected and held by the trustee who has been appointed as custodian of the assets securing certain of the Funds financing transactions. As of June 30, 2025 the fund did not hold any cash equivalents.

Investment Related Transactions, Revenue Recognition and Expenses
Investment transactions and the related revenue and expenses are recorded on a trade-date basis. Realized gains or losses are recorded upon the sale or liquidation of investments and are calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments. Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized fees and unamortized discounts are recorded as interest income.

In the general course of its business, the Fund receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and loan waiver amendment fees, and commitment fees, and are recorded as other income in investment income when earned.

Certain investments may have contractual payment-in-kind (“PIK”) interest. PIK represents accrued interest that is added to the principal amount of the investment on the interest payment date rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest income.

Expenses are recorded on an accrual basis.

Non-Accrual Loans

Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest are paid and, in management’s judgment, principal and interest payments are likely to remain current. The Fund may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection. As of June 30, 2025 there were no loans placed on non-accrual status.

Valuation of Portfolio Investments
Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the Fund’s “valuation designee” to determine the valuation of the Fund’s investments. The Adviser values the investments owned by the Fund in accordance with the Adviser’s valuation policies and procedures, subject at all times to the oversight of the Board. The Adviser values the Fund’s investments in accordance with ASC 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.

Investments that are listed or traded on an exchange and are freely transferable are valued at either the closing price (in the case of securities and futures) or the mean of the closing bid and offer (in the case of options) on the principal exchange on which the investment is listed or traded. Investments for which other market quotations are readily available will typically be valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments held by the Fund will be valued on the basis of prices provided by principal market makers. Generally, investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, the Fund utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at a price that reflects such security’s fair value, as determined in good faith pursuant to procedures adopted by, and under the oversight of, the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent valuation firms engaged at the direction of the Board to review the Fund’s investments.

With respect to unquoted portfolio investments, the Fund will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public, and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate and/or assist in valuation.
With respect to the valuation of investments, the Fund undertakes a multi-step valuation process in connection with determining the fair value of its investments for which reliable market quotations are not readily available, which includes, among other procedures, the following:
•The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in consultation with the Adviser’s investment professionals responsible for each portfolio investment;
•Generally, investments that constitute a material portion of the Fund’s portfolio are periodically reviewed by independent valuation firms. The independent valuation firms provide a final range of values on such investments to the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;
•The Adviser’s valuation committee with respect to the Fund (the “Valuation Committee”) reviews each valuation recommendation to confirm they have been calculated in accordance with the Fund’s valuation policy and when applicable, compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;
•The Adviser’s Valuation Committee then determines fair value marks for each of the Fund’s portfolio investments; and
•The Board and Audit Committee periodically review the valuation process and provide oversight in accordance with the requirements of Rule 2a-5 under the 1940 Act.
As part of the valuation process, the Fund will take into account relevant factors in determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant: the estimated enterprise value of a portfolio company, analysis of discounted cash flows, publicly traded comparable companies and comparable transactions; the nature and realizable value of any collateral; the portfolio company’s ability to make payments based on its earnings and cash flow; the markets in which the portfolio company does business; and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future.

The Fund has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Fund’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and the Adviser and the Fund may reasonably rely on that assistance. However, the Adviser is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy, the Board’s oversight and a consistently applied valuation process.
The Fund applies ASC 820, which establishes a framework for measuring fair value in accordance with US GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of investments consistent with its valuation policy. The Fund discloses the fair value of its investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 — Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.
•Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.
A financial instrument’s level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers where there is sufficient quote depth. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.
Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. The Fund evaluates the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), the Fund considers various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered includes the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment.
The fair value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.
Receivables/Payables From Investments Sold/Purchased
Receivables/payables from investments sold/purchased consist of amounts receivable to or payable by the Fund for transactions that have not settled at the reporting date. As of June 30, 2025 the Fund had $3.1 million of receivables for investments sold. As of June 30, 2025 the Fund had $12.3 million of payables for investments purchased.

Foreign Currency Transactions
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.
The Fund includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations in translation of assets and liabilities in foreign currencies on the Statement of Operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Organization and Offering Expenses
Organizational costs, primarily for legal expenses associated with the establishment of the Fund, are expensed as incurred. The Fund did not incur organizational costs during the six months ended June 30, 2025.

Costs associated with the offering of common shares of the Fund will be capitalized as deferred offering expenses and included as a deferred offering cost asset on the Consolidated Statements of Assets and Liabilities and amortized over a twelve-month period from incurrence. As of June 30, 2025 the Fund had capitalized $0.2 million of offering costs. For the six months ended June 30, 2025, the Fund had incurred amortization of deferred offering costs of $0.3 million.
Income Taxes
The Fund intends to qualify and elect to be a RIC under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of June 30, 2025. The Fund will file income tax returns in U.S. and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

Distributions
Distributions to common shareholders will be accrued daily and paid monthly. The amount to be distributed, if any, will be determined by the Board each month, and is generally based upon the earnings estimated by the Adviser. Once the Fund becomes registration effective, the Fund intends to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, monthly out of the assets legally available for such distributions. However, the Fund may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to shareholders.

Distribution Reinvestment Plan

The Fund has adopted a distribution reinvestment plan that provides for the reinvestment of cash distributions. Shareholders who have not opted out of the Funds distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares, rather than receiving the cash distribution.

Recent Accounting Pronouncements
The Fund considers the applicability and impact of all accounting standard updates (“ASU”) issued by the FASB. ASUs not listed were assessed by the Fund and either determined to be not applicable or not expected to have a material effect on the accompanying consolidated financial statements.
In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable
Segment Disclosures (“ASU 2023-07”),” which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by ASC 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for the fiscal years beginning after December 15, 2023, and interim periods beginning with the first quarter ended March 31, 2025. Early adoption is permitted and retrospective adoption is required for all prior periods presented. The Fund has adopted ASU 2023-07 effective December 31, 2024 and concluded that the application of this guidance did not have any material impact on its consolidated financial statements. See Note 7 for more information on the effects of the adoption of ASU 2023-07.

In November 2024, the FASB issued ASU 2024-03, "Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (“ASU 2024-03”)", which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026, and interim periods beginning with the first quarter ended March 31, 2028. Early adoption and retrospective application is permitted. The Company is currently assessing the impact of this guidance, however, the Company does not expect a material impact on its consolidated financial statements.
Note 3. Fees, Expenses, Agreements and Related Party Transactions
Investment Advisory Agreement
On June 27, 2024, the Fund entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”), pursuant to which the Adviser manages the Fund on a day-to-day basis. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Fund’s investments and monitoring its investments and portfolio companies on an ongoing basis.

The Investment Advisory Agreement is effective for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Fund’s outstanding voting securities and, in each case, a majority of the independent trustees. The Fund may terminate the Investment Advisory Agreement, without payment of any penalty, upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment within the meaning of the 1940 Act and related SEC guidance and interpretations.

The Fund pays the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders. Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Adviser.

Management Fee
The management fee will be payable monthly in arrears at an annual rate of 1.00% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory Agreement, net assets means our total assets less the fair value of our liabilities, determined on a consolidated basis in accordance with GAAP. For the first calendar month in which we have operations, net assets will be measured as the beginning net assets as of the date on which the Fund break escrow.

For the six months ended June 30, 2025, the Adviser agreed not to charge the Fund a management fee until the Fund has become registration effective. In addition, the Adviser will waive its management fee for the first six months following the date on which the Fund’s registration becomes effective.

Incentive Fee
Incentive fee will be based on income, whereby the Fund pays the Adviser quarterly in arrears 15.0% of its Pre-Incentive Fee Net Investment Income Returns (as defined below) for the relevant calendar quarter subject to a 1.5% per quarter (6.0% annualized) hurdle rate (the “Hurdle Rate”). “Pre-Incentive Fee Net Investment Income Returns” means dividends, cash interest or other distributions or other cash income and any third-party fees received from portfolio companies (such as upfront fees, commitment fees, origination fee, amendment fees, ticking fees and break-up fees, as well as prepayments premiums, but excluding fees for providing managerial assistance and fees earned by the Adviser or an affiliate in its capacity as an administrative agent, syndication agent, collateral agent, loan servicer or other similar capacity) accrued during the month, minus operating expenses for the month (including the management fee, taxes, any expenses payable under the Advisory Agreement and an administration agreement with our administrator, any expense of securitizations, and interest expense or other financing fees and any dividends paid on preferred stock, but excluding the incentive fee and Member servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The Fund pays the Adviser an incentive fee with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns as follows:

•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar year in which the Fund’s Pre-Incentive Fee Net Investment Income Returns does not exceed the Hurdle Rate;

•100% of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the Hurdle Rate but is less than a rate of return of 1.765% (7.06% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the Hurdle Rate but is less than 1.765%) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 15.0% of the Funds’s Pre-Incentive Fee Net Investment Income Returns as if a Hurdle Rate did not apply if Pre-Incentive Fee Net Investment Income Returns exceeds 1.765% in any calendar quarter; and

•15.0% of the Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds 1.765% (7.06% annualized), which reflects that once the Hurdle Rate is reached and the catch-up is achieved, 15.0% of all Pre-Incentive Fee Net Investment Income Returns is paid to the Adviser.

For the six months ended June 30, 2025, the Adviser agreed not to charge the Fund an incentive fee until the Fund has become registration effective. In addition, the Adviser will waive its incentive fee for the first six months following the date on which the Fund’s registration becomes effective.

Administration Agreement
Under the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to Members and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of our Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. We will reimburse the Administrator for the reasonable fees, costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Fund’s allocable portion of compensation, overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of OHA or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Administrator for any services performed for us by such affiliate or third party. The Administrator intends to hire a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.

The amount of the reimbursement payable to the Administrator will be the lesser of (1) the Administrator’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Administrator will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. We will not reimburse the Administrator for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Administrator.

As of June 30, 2025 there were $0.1 million in expenses related to the Administrator that were payable and included in “accrued expenses and other liabilities” in the statement of assets and liabilities. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement. The Fund incurred expenses related to the sub-administrator of $0.2 million for the six months ended June 30, 2025, which is included in administrative service expenses on the statement of operations. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement.

Expense Limitation Agreement

The Adviser and the Fund have entered into an expense limitation agreement (the "Expense Limitation Agreement") in respect of each of Class A Shares, Class D Shares, and Class I Shares, under which the Adviser has agreed contractually until six months from the date of the public offering of the Fund to waive its management fee and/or reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and extraordinary expenses, (ii) incentive fees and (iii) any distribution and/or shareholder servicing fees) exceed 1.0% of the month-end NAV of such class (the "Expense Cap").

In consideration of the Adviser’s agreement to waive its management fee and incentive fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed in respect of each of Class A Shares, Class D Shares, and Class I Shares subject to the limitation that a reimbursement (an "Adviser Recoupment") will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such class. The Adviser Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. The Expense Limitation Agreement will remain in effect until one year from the date of the public offering of the Fund, unless and until the Board approves its modification or termination.

For the six months ended June 30, 2025, the Advisor made $1.1 million of Expense Payments on behalf of the Fund. For six months ended June 30, 2025, the Fund made no Reimbursement Payments to the Advisor. As of June 30, 2025, the Fund had receivables of $0.8 million from the Advisor for Expense Payments, which offset accrued expenses and other liabilities on the Consolidated Statements of Assets and Liabilities. As of June 30, 2025, total unreimbursed Expense Payments were $1.9 million.

Distribution and/or Shareholder Service Expenses

The Fund has adopted a distribution and shareholder services plan (the “Distribution and Shareholder Services Plan”) with respect to its Class A Shares and Class D Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed shares of the Fund.

Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Distribution and Shareholder Services Plan, each of the Fund’s Class A Shares and Class D Shares may incur expenses on an annual basis of up to 0.75% and 0.25%, respectively, of its average monthly net assets. With respect to Class A Shares, the entire fee is characterized as a “distribution fee.” With respect to Class D Shares, the entire fee is characterized as a “shareholder service fee.”
Note 4. Investments
The composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2025 as follows:

	June 30, 2025
	Amortized Cost	Fair Value	% of Total Investments at Fair Value
First Lien Debt	$93,674	$92,852	58.0%
Second Lien Debt	39,925	38,710	24.2%
Corporate Bonds	15,698	15,827	9.9%
Preferred Stocks	7,101	7,259	4.5%
Asset-Backed Securities	3,429	2,907	1.8%
Common Stocks	2,356	2,596	1.6%
Total	$162,183	$160,151	100.0%

The industry composition of investments based on fair value as of June 30, 2025 as follows:

June 30, 2025
High Tech	18.1%
Services: Business	17.0%
Finance	10.2%
Healthcare, Education and Childcare	7.3%
Services: Consumer	5.2%
Oil and Gas	4.3%
Insurance	3.7%
Chemicals, Plastics and Rubber	3.6%
Banking	3.3%
Automobile	3.2%
Personal and Nondurable Consumer Products (Manufacturing only)	3.1%
Consumer Goods: Durable	3.0%
Energy: Electricity	2.6%
Telecommunications	2.4%
Aerospace and Defense	2.2%
Media: Diversified & Production	2.2%
Retail Stores	2.0%
Structured Finance	1.8%
Capital Equipment	1.1%
Containers, Packaging and Glass	1.1%
Buildings and Real Estate	1.0%
Construction & Building	1.0%
Broadcasting and Entertainment	0.6%
Total	100.0%

The geographic composition of investments at cost and fair value as of June 30, 2025 as follows:

	June 30, 2025
	Amortized Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$154,600	$152,444	95.2%	97.0%
Greece	3,915	4,043	2.5%	2.6%
Canada	3,281	3,277	2.1%	2.1%
Ireland	387	387	0.2%	0.2%
Total	$162,183	$160,151	100.0%	101.9%

Note 5.  Fair Value of Investments

The following table presents the fair value hierarchy of investments as of June 30, 2025 categorized by the ASC 820 valuation hierarchy, as previously described:

	June 30, 2025
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$25,235	$67,617	$92,852
Second Lien Debt	—	7,344	31,366	38,710
Asset-Backed Securities	—	2,907	—	2,907
Bonds and Notes	—	15,827	—	15,827
Common Stocks	—	—	2,596	2,596
Preferred Stocks	—	4,043	3,216	7,259
Total	$—	$55,356	$104,795	$160,151
The following table presents the change in the fair value of financial instruments as of June 30, 2025 for which Level 3 inputs were used to determine the fair value:

	For the Six Months Ended June 30, 2025
	First Lien Debt	Second Lien Debt	Common Stocks	Preferred Stocks	Total Investments
Fair value, beginning of period	$57,709	$21,451	—	—	$79,160
Purchases of investments	23,213	11,746	5,006	3,185	43,150
Proceeds from principal repayments and sales of investments	(13,204)	(1,633)	(2,650)	—	(17,487)
Accretion of discount/amortization of premium	78	—	—	—	78
Net realized gain (loss)	4	—	—	—	4
Net change in unrealized appreciation (depreciation)	(183)	(198)	240	31	(110)
Transfers into Level 3 (1)	—	—	—	—	—
Transfers out of Level 3 (1)	—	—	—	—	—
Fair value, end of period	$67,617	$31,366	$2,596	$3,216	$104,795
Net change in unrealized appreciation (depreciation) related to financial instruments still held as of June 30, 2025	$(139)	$(198)	$240	$31	$(66)
(1)For the six months ended June 30, 2025, there were no transfers into or out of Level 3.

Significant Unobservable Inputs
In accordance with ASC 820, the following table provides quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of June 30, 2025.  The table is not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

	June 30, 2025
	Fair Value	Valuation Techniques	Unobservable Input	Range/Input (Weighted Average)(1)
Assets:
First Lien Debt	$62,018	Discounted cash flow	Comparative Yield	8.2% - 15.3% (9.4%)
First Lien Debt	5,599	Precedent Transaction	Transaction Price	N/A
Total First Lien Debt	67,617
Second Lien Debt	31,366	Discounted cash flow	Comparative Yield	8.8% - 13.9% (11.3%)
Total Second Lien Debt	31,366
Common Stocks	2,120	Precedent Transaction	Transaction Price	N/A
Common Stocks	476	Guideline Public Companies	EBITDA Multiple	11.5x
Total Common Stocks	2,596
Preferred Stocks	3,216	Discounted cash flow	Comparative Yield	13.5%
Total Preferred Stocks	3,216
Total Assets	$104,795

(1) Weighted averages are calculated based on fair value of investments.

The Fund used the income approach to determine the fair value of certain Level 3 assets as of June 30, 2025. The significant unobservable inputs used in the income approach is the comparative yield and discount rate. The comparative yield and discount rate is used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield or discount rate would result in a decrease/increase, respectively, in the fair value.
Financial instruments disclosed but not carried at fair value

The carrying values of the debt obligations (Note 6) generally approximate their respective fair values due to their variable interest rates. The fair value of these debt obligations would be categorized as Level 2 under the ASC 820-10 hierarchy.

The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.
Note 6. Debt
In accordance with the 1940 Act, with certain limitations, the Fund is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. As of June 30, 2025, the Fund's asset coverage was 15818.8%.
The following table presents the Fund’s outstanding borrowings as of June 30, 2025:

	As of June 30, 2025
	Total Principal Amount Committed	Principal Amount Outstanding	Carrying Value (1)	Fair Value (2)
CIBC Credit Facility	$75,000	$1,000	$1,000	$1,000
Total Debt	$75,000	$1,000	$1,000	$1,000

(1)Carrying value of these debt obligations generally approximate fair value due to their variable interest rates.

(2)The fair value of these debt obligations would be categorized as Level 2 under ASC 820-10.

For the six months ended June 30, 2025, the Fund had total average borrowings of $6.6 million at a weighted average interest rate of 6.6%.

A summary of contractual maturities of our debt obligations was as follows as of June 30, 2025:

	Payments Due by Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
CIBC Credit Facility	$1,000	$—	$—	$1,000	$—
Total Debt Obligations	$1,000	$—	$—	$1,000	$—

CIBC Credit Facility

For financing purposes the Fund maintains one wholly owned special purpose entity, TRP OHA FCI SPV Funding I, LLC, a Delaware limited liability company exempt from registration under the 1940 Act. On October 11, 2024 (the “Effective Date”), the Fund entered into a loan and servicing agreement (the “CIBC Loan Agreement” or the “CIBC Credit Facility”), among TRP OHA FCI SPV Funding I, LLC, as borrower, the Fund, as transferor, TRP OHA FCI Servicer Funding I, LLC, as servicer, The Bank of New York Mellon Trust Company, National Association, as securities intermediary, collateral custodian, collateral agent and collateral administrator, the lenders party thereto, and Canadian Imperial Bank of Commerce (“CIBC”), as administrative agent (the “Administrative Agent”) (together, the "Parties"). The original facility amount under the CIBC Loan Agreement was $50.0 million.

Proceeds of the loans under the CIBC Loan Agreement may be used to acquire certain qualifying loans and such other uses as permitted under the CIBC Loan Agreement. The period from the closing date until October 11, 2027 is referred to as the reinvestment period and during such reinvestment period, the Borrower may request drawdowns under the CIBC Loan Agreement. The final maturity date is the earliest of: (a) the business day designated by the Borrower as the final maturity date upon not less than three business days’ prior written notice to the Administrative Agent, the Collateral Agent and the Lenders, (b) October 11, 2029, and (c) the date on which the Administrative Agent or the required lenders provide notice of the declaration of the final maturity date after the occurrence of an event of default. The CIBC Loan Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

Assets that are pledged as collateral under the CIBC Loan Agreement are not available to the creditors of the Fund to satisfy any obligations of the Fund other than the Fund’s obligations under the CIBC Loan Agreement.

Borrowings under the CIBC Loan Agreement bear interest at (a) in the case of borrowings denominated in USD, either Daily Simple SOFR or Term SOFR, at the election of the Borrower, plus 2.10%, (b) in the case of borrowings denominated in GBP, Daily Simple SONIA plus 2.10%, (c) the case of borrowings denominated in CAD, Term CORRA plus 2.10% or (d) the case of borrowings denominated in EUR, EURIBOR plus 2.10%. The Fund is to pay an unused commitment fee of 50 basis points (0.50%) per annum on certain unused amounts subject to a 50% minimum utilization beginning April 11, 2025. The stated maturity date is October 11, 2029.

On June 6, 2025, the Parties entered into Amendment No. 1 (the “First Amendment”) to the CIBC Loan Agreement. The amended facility amount under the First Amendment is $75.0 million, which may be increased by mutual agreement of the parties as the net assets of the Fund increase. The First Amendment, among other things, (i) reduced the applicable spread for advances to 1.85% per annum and (ii) extended the ramp-up period to October 11, 2025.

For the six months ended June 30, 2025, the components of interest expense related to the CIBC Credit Facility were as follows:

Six Months Ended June 30, 2025
Borrowing interest expense	$214
Unused facility fee	—
Amortization of deferred financing costs	59
Total interest and debt financing expense	$273

Note 7: Segment Reporting
The Fund operates through a single operating and reporting segment with an investment objective to generate both current income and capital appreciation through debt and equity investments. The CODM is comprised of the Fund’s lead portfolio managers and internal members of the Board of Trustees (including the chief executive officer), chief financial officer and chief operating officer, and the CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s net increase in shareholders’ equity resulting from operations (“GAAP net income”). In addition to numerous other factors and metrics, the CODM utilizes GAAP net income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying consolidated balance sheet as “total assets” and the significant segment expenses are listed on the accompanying consolidated statement of operations.
Note 8: Commitments and Contingencies
The Fund’s investment portfolio may contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of June 30, 2025, the Fund had unfunded commitments to fund delayed draw term loans, revolving debt and term loans of $7.6 million and $3.1 million, respectively. The fair value of the unfunded positions is included in the investments at fair value on the Consolidated Schedule of Investments.

Investments	Commitment Type	Commitment Expiration Date	Unfunded	Total Commitment Fair Value
Arax MidCo, LLC	2025 Delayed Draw Term Loan	04/11/2029	$884	$(4)
Banyan Software Holdings, LLC	2024 Revolver	01/02/2031	278	(1)
Banyan Software Holdings, LLC	2024 1st Lien Delayed Draw Term Loan	01/02/2031	643	(3)
Beacon Pointe Advisors LLC	2021 Revolver	12/29/2027	199	—
Circana Group, L.P.	2025 Revolver	12/01/2028	230	(1)
CNSI Holdings, LLC	Revolver	12/17/2029	224	—
Diligent Corp.	2024 Revolver	08/02/2030	173	—
Finastra USA, Inc.	2023 Revolver	09/13/2029	294	—
FloWorks International LLC	2024 Delayed Draw Term Loan	11/26/2031	211	(1)
IG Investment Holdings, LLC	2024 Refinancing Revolver	09/22/2028	149	—
Ministry Brands Purchaser LLC	Revolver	12/30/2027	137	(2)
Modernizing Medicine Inc.	Revolver	04/30/2032	103	(1)
MRI Software LLC	2020 Revolver	02/10/2027	131	(1)
Omni Fiber, LLC	2025 Incremental Delayed Draw Term Loan	07/03/2029	2,147	(21)
Packaging Coordinators Midco, Inc.	2025 Delayed Draw Term Loan	01/22/2032	2,065	(26)
Packaging Coordinators Midco, Inc.	2025 Revolver	01/22/2032	494	(6)
Packaging Coordinators Midco, Inc.	2025 Multicurrency Delayed Draw Term Loan	01/22/2032	539	(7)
PT Intermediate Holdings III LLC	2024 Delayed Draw Term Loan	04/09/2030	77	(1)
RSC Acquisition, Inc.	2024 Revolver	11/01/2029	97	—
Spectrum Automotive Holdings, Corp.	2021 Revolver	06/29/2027	104	(1)
THG Acquisition LLC	2024 Delayed Draw Term Loan	10/31/2031	485	(2)
THG Acquisition LLC	2024 Revolver	10/31/2031	232	(1)
Tyber Medical LLC	Delayed Draw Term Loan	06/14/2032	317	(2)
Tyber Medical LLC	USD Revolver	06/12/2031	95	—
Tyber Medical LLC	Multicurrency Revolver	06/12/2031	63	—
USIC Holdings, Inc.	2024 Revolver	09/10/2031	116	(1)
USIC Holdings, Inc.	2024 Specified Delayed Draw Term Loan	09/10/2031	68	—
W.A. Kendall and Company, LLC	2024 Delayed Draw Term Loan	04/22/2030	7	—
W.A. Kendall and Company, LLC	2025 7th Amendment Delayed Draw Term Loan	04/22/2030	163	(1)
W.A. Kendall and Company, LLC	2025 7th Amendment Revolver	04/22/2030	15	—
Total			$10,740	$(83)
Note 9. Shares of Beneficial Interests
The following table summarizes transactions in shares of beneficial interest during the six months ended June 30, 2025:

	Six Months Ended June 30, 2025
	Shares	Amount
CLASS I (1)
Sold	2,120,046	$53,107
Distributions and/or distributions reinvested	8,824	221
Repurchased	—	—
Net increase (decrease)	2,128,870	$53,328

(1) As of June 30, 2025, Class I was the only active share class.

As of June 30, 2025, the Fund had 6,363,150 of Class I shares issued and outstanding with a par value of $0.001 per share. For the six months ended June 30, 2025, the Fund received $53.3 million in total equity proceeds, or 2,128,870 Class I shares issued.

Distributions are recorded on the record date. The following tables summarize distributions declared during the six months ended June 30, 2025:

Date Declared	Record Date	Payment Date	Total Distribution Per Share	Total Distributions
January 27, 2025	January 31, 2025	February 28, 2025	$0.18	$889
February 28, 2025	February 28, 2025	March 31, 2025	$0.18	$916
March 31, 2025	March 31, 2025	April 30, 2025	$0.18	$943
April 29, 2025	April 30, 2025	May 30, 2025	$0.18	$966
May 29, 2025	May 30, 2025	June 27, 2025	$0.20	$1,238
June 26, 2025	June 30, 2025	July 31, 2025	$0.54	$3,435

The Fund has the authority to issue unlimited shares of beneficial interest of each class, $0.001 per share par value. The Fund's shares are offered on a daily basis, and in accordance with applicable law, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding common shares of beneficial interest (“Shares”) at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased; however, the Fund may, but is not required to, repurchase an additional amount of Shares, not to exceed 2% of its outstanding Shares on the expiration of the repurchase offer. The Fund does not currently intend to list its Shares for trading on any national securities exchange.

Note 10. Subsequent Events
The Fund’s management evaluated subsequent events through the date of issuance of these financial statements. Other than as disclosed below, there have been no subsequent events that occurred that would require disclosure in, or would be required to be recognized in, these financial statements, except as discussed below.
Subscriptions

The Fund received $9.7 million of net proceeds, inclusive of distributions reinvested through the Fund's distribution reinvestment plan, relating to the issuance of Class I shares for subscriptions effective July 1, 2025.

The Fund received $5.0 million of net proceeds relating to the issuance of Class I shares for subscriptions effective August 1, 2025, excluding distributions reinvested through the Fund's distribution reinvestment plan since the issuance price is not yet finalized at the date of this filing.

Distribution Declarations

On July 29, 2025, the Fund declared a total distribution of $0.20 per Class I share, all of which is payable on August 29, 2025 to shareholders of record as of July 31, 2025.

On August 27, 2025, the Fund declared a total distribution of $0.20 per Class I share, all of which is payable on September 30, 2025 to shareholders of record as of August 29, 2025.

PRIVACY NOTICE

This Privacy Notice is provided by the T. Rowe Price OHA Flexible Credit Income Fund (the “Fund”), Oak Hill Private Credit Advisors II, LP and its affiliates, including T. Rowe Price Investment Services, Inc. and other affiliates within the Oak Hill Advisors and T. Rowe Price family of companies in their capacity in providing investment management, administrative, operational, and other services for the Fund (collectively, “we” unless specified otherwise)6. We are committed to handling “non-public personal information” and “personal data” in accordance with applicable laws, rules and regulations.

Technology has dramatically changed the way information of all kinds is gathered, used and stored, but the importance of preserving the security and confidentiality of information has remained a core value of ours. We recognize and respect the privacy expectations of website visitors, clients, investors and their affiliated individuals. Confidentiality and protection of non-public personal information and personal data are among our fundamental responsibilities. This Privacy Notice applies to “Relevant Individuals,” defined in this Privacy Notice as anybody acting in one of the following capacities:
• An “Individual Investor,” i.e., a natural person investing with the Fund or otherwise acting as a client of the Fund in their individual capacity;
• Directors and managers of the Fund; and
• Any natural person affiliated with a client, investor, counterparty, or supplier of or to the Fund (such as an employee, director, officer, partner, member, shareholder, beneficial owner, affiliate, agent or representative).
This Privacy Notice is current as of the date stated at the end of the Notice, but as circumstances or requirements change, we may need to amend this Privacy Notice. We will notify Relevant Individuals of any material amendment by posting an updated version on the Fund’s website, when available, and/or taking other steps.

What We Need You to Do

Please provide this Privacy Notice to any Relevant Individuals whose Personal Information (as defined below) may be provided to us. In addition, to the extent we are provided with sensitive Personal Data (as defined below), we recommend it is encrypted before being sent.

Key Concepts

“Personal data” is any information relating to an identified or identifiable natural person (as further defined in the California Consumer Privacy Act of 2018, as amended by the California Privacy Rights Act of 2020, and their related regulations (collectively, “CCPA”), the Gramm-Leach-Bliley Act (“GLBA”) and other applicable laws and regulations relating to privacy, data protection, breach notification, or the processing of personal information). “Non-public personal information” is any personally identifiable financial information relating to natural persons that is not publicly available. We refer in this Privacy Notice to “non-public personal information” and other “personal data” together as “Personal Information”.

Personal Information Collected

We may collect or otherwise process some or all of the following categories of Personal Information:
• Identifiers, such as full name, residential / office address, and other contact information, as well as government-issued identification details (e.g., social security number, or details from a driver’s license, state identification card or passport);
• Commercial information, such as:
• information about a Relevant Individual’s interests in the Fund (such as account balances and percentage interests);
• transaction and interaction information, such as transaction history, client service records, communications with or concerning the Fund by email or other methods, and other information about the Relevant Individual’s investments with us or other dealings with us;
• other financial information (e.g., assets, net worth, income, investments, beneficial interests, investment history, bank account details, utility bills and other personal financial data);
• Professional and employment information, such as education history;
•Internet or other electronic network activity information, including information collected by automated means when an individual visits the Fund’s website, when available, that may sometimes qualify as Personal Information, such as IP address, details about navigation on the Fund’s website, when available, and details about the individual’s browser or device, a unique identifier or other information that we or our partners may store or read on the visitor’s browser or device with cookie technology (details further below);
• Other Personal Information, such as date of birth, compliance program data including records related to tax laws, Know Your Customer (KYC), Office of Foreign Assets Control (OFAC), anti-money laundering (AML), and Foreign Corrupt Practices Act (FCPA),background check information; and
• Inferences we generate based on the data above.
Where the client or investor is an individual, we will usually collect this information directly from the individual. Where the client or investor (or other party engaging with us concerning the Fund) is a corporate entity, we will usually collect the information from the client or investor or their professional advisors or agents. In some cases, we may receive the information from another party, such as a background check provider.

Some of the personal information we collect is described in Cal. Civ. Code Section 1798.80.

6     This Privacy Notice addresses the collection and use of Personal Information as related to the Fund. If you are interacting with Oak Hill Advisors or T. Rowe Price in relation to a different product, service, subsidiary, affiliate, or digital property, a separate privacy policy or privacy notice will apply.

Sensitive Personal Information

Some of the Personal Information described in the “Personal Information Collected” section above also constitutes “sensitive personal information” under the CCPA. We use and disclose sensitive personal information for our business and compliance functions and for other legally authorized purposes. We do not use or disclose it in a manner that would give rise to a right to limit its use or disclosure under the CCPA.
• Government-issued identification numbers are used and disclosed for identification, compliance, and related purposes, and as otherwise authorized by the CCPA;
• Account login credentials (user names with password, access code or other credential that permits access to an account) are used and disclosed as needed to allow you to access your account and/or account information, for related account security purposes, and as otherwise authorized by the CCPA; and
• Financial account number or payment card number with any password, access code, or other credential that permits access to an account are used and disclosed as needed to allow you to access your account and/or account information, for related account security purposes, and as otherwise authorized by the CCPA.

Uses of Personal Information
We will use Personal Information for some or all of the following purposes:
• to provide the service, information, or product requested;
• in managing our relationship with the client or investor or other party (for example, to send transactional messages, to maintain the integrity of our records, to identify you);
• in managing our business operations and information technology resources (for example, managing internal directories and client relationship management systems);
• in protecting the Fund, its clients, investors, trading partners and others (for example, risk management and fraud prevention);
• to address legal requirements (including laws designed to protect the integrity of the financial sector, which require measures such as anti-money laundering checks and the recording of calls and emails); and
• for Fund-related informational or marketing communications, where appropriate and permitted by applicable law.
From time to time, we may also use a Relevant Individual’s Personal Information in other situations, such as with the Relevant Individual’s consent.

Retention of Personal Information

The Personal Information we collect, including sensitive Personal Information, will be retained for at least as long as necessary to satisfy the purposes for which it was collected and our legal obligations. As described above, these purposes include our business operations and complying with reporting, legal, tax and accounting obligations. In determining how long to retain information, we generally will consider the amount, nature and sensitivity of the information, the purposes for which we process the Personal Information and whether we can achieve those purposes in other ways, the applicable legal requirements, internal recordkeeping practices and/or our legitimate interests.

Because we may collect and use the same category of personal information for different purposes and in different contexts, there is not typically a fixed retention period that always will apply to a particular category of personal information.

Disclosures of Personal Information

For the purposes described in the previous section, where permitted by applicable law, we may disclose Personal Information in some or all of the following ways:
• to the client or investor;
• to other entities that assist in carrying out the activities described above, including professional advisors, technology providers, auditors, administrators, registrars, depositaries and other service providers;
• to regulatory bodies and governmental authorities;
• to other participants in certain transactions with the Fund (for example, to assist another party in discharging their legal obligations in respect of, for example, anti-money laundering legislation and to honor their legal right to obtain a recording of certain regulated calls or a copy of certain regulated electronic communications between us and that other party);
• to others (such as litigants, or an acquirer or others connected with an acquisition or similar transaction involving the Fund); and
• to agents, delegates, or related, associated or affiliated entities of the foregoing.
From time to time, we may also disclose a Relevant Individual’s Personal Information in other situations, such as at the Relevant Individual’s request.

Security of Personal Information

We take steps to restrict access to Personal Information, including various physical, electronic, and procedural safeguards. The specific security measures we use in a particular context depend on that context, but we draw from measures such as access controls, malware defenses, encryption, facility security, and various monitoring strategies. We also maintain incident response procedures.

California Privacy Information – CCPA

T This section provides detailed information applicable only to eligible California residents under the CCPA. This section does not apply to Individual Investors, as our processing of their Personal Information is exempt from the CCPA, and it also does not cover any other Personal Information for which we are exempt from the CCPA, such as “publicly available information” as defined in the CCPA. Data that is not subject to the CCPA may be handled differently than described here.

During the past 12 months, we may have collected all of the types of personal information described in the “Personal Information Collection” section of this Privacy Notice, and disclosed at least some of each category of personal information in some instances to our affiliates, service providers and other entities that assist us with our business. We also made the other disclosures described in this paragraph. We disclosed government-issued identification details (e.g., social security number, or details from a driver’s license, state identification card or passport), other identifiers (such as full name, residential address and other contact information) and professional and employment information to regulatory bodies and governmental authorities, transaction participants and entities involved in legal matters. We disclosed other Personal Information (except account credentials, inferences and internet or electronic network activity), such as date of birth and background check information, to regulatory bodies and governmental authorities, transaction participants and entities involved in legal matters. We made these disclosures of personal information about Californians for the purposes described in the “Disclosure of Personal Information” section above.

We do not “sell” or “share” Personal Information (as those terms are defined in the CCPA) nor have we over the last 12 months. We do not “sell” or “share” personal information if we have actual knowledge that the individual is less than 16 years of age.

Subject to some limitations, the CCPA allows you to ask us to:
• provide access to and/or a copy of certain personal information we hold about you;
• correct certain personal information we have about you;
• delete certain personal information we have about you; and
• inform you about the categories of personal information we have collected about you in the preceding 12 months, the categories of sources of such information, the business or commercial purpose for collecting or selling your personal information, the categories of third parties to whom we have disclosed certain personal information, confirmation that we did not “sell” or “share” your Personal Information, and more specific detail about what categories of information were otherwise disclosed to particular categories of third parties.

If you would like to exercise any of these rights, you may submit your request by completing the CCPA Rights Request Form or calling us at 1 (888) 992-0501. We may need to request specific information from the Relevant Individual to confirm their identity and ensure their right to access the Personal Information (or to exercise any of their other rights). For example, we may request that you confirm, depending on the sensitivity of the information involved, the nature of our relationship with you, and the type of request you are making, verifying your name, email address, account number, and other information regarding your interactions with the Fund.

You can designate an authorized agent to make a CCPA request on your behalf. To do so, we must receive a legally sufficient power of attorney signed by you pursuant to California Probate Code sections 4121 to 4130, or other written authorization acceptable to us, for the agent to act on your behalf. You may still need to verify your identity and confirm the agent’s authority directly with us. For security and legal reasons, we may refuse to accept requests that require us to visit an agent’s website. You also have a right not to receive “discriminatory treatment” (within the meaning of the CCPA) for the exercise of the privacy rights conferred by the CCPA.

Cookies

We and service providers and vendors may collect information from your computer or other device by automated means such as cookies, web beacons, local storage, JavaScript, mobile-device functionality and other computer code (collectively, “cookies”). This information may include unique browser identifiers, IP address, browser and operating system information, device identifiers, other device information, Internet connection information, as well as details about your interactions with the Fund’s website, when available (for example, the URL of the website from which you came, the pages on the Fund’s website, when available, that you may visit, when available, and the links you may click on in the Fund’s website, when available). In some cases (such as cookies), the tools described here may involve storing unique identifiers or other information on your device for later use.

You may be able to set your browser to refuse certain types of cookies, or to alert you when certain types of cookies are being used. Some browsers offer similar settings for HTML5 local storage and other technologies. However, if you block or otherwise reject cookies, local storage, JavaScript or other technologies, some current or future interactive aspects of the Fund’s website, when available, may not function as expected.

Contacting Us

To notify us of your preferences, or to provide us with complaints, concerns or questions, please contact us via oakhilladvisorsupdate@oakhilladvisors.com.

Effective: August 16, 2023

Last Reviewed: January 10, 2025

PART II OTHER INFORMATION

Item 2. Code of Ethics

Not applicable for this filing.
Item 3. Audit Committee Financial Expert

Not applicable for this filing.

Item 4. Principal Accountant Fees and Services

Not applicable for this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable for this filing.

Item 6. Investments

(a) See Schedule of Investments included in Part 1 of this Form N-CSRS.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

(a) Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

(a) Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

(a) Not applicable.

Item 11. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable for this filing.

Item 12. Portfolio Managers of Closed-End Management Investment Companies

Not applicable for this filing.

Item 13. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a) Not applicable.

Item 14. Submission of Matters to a Vote of Security Holders

(a) Not applicable.

Item 15. Controls and Procedures

(a) In accordance with Rules 13a-15(b) and 15d-15(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this Form N-CSRS and determined that our disclosure controls and procedures are effective as of the end of the period covered by this Quarterly Report.

(b) There have been no changes in our internal control over financial reporting that occurred during our most recently completed fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 16. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

Item 17. Recovery of Erroneously Awarded Compensation

(a) Not applicable.

Item 18.    Exhibit and Financial Statement Schedules

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit.

(a)(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. ROWE PRICE OHA FLEXIBLE CREDIT INCOME FUND

Date: August 27, 2025	/s/ Adam B. Kertzner
Adam B. Kertzner
Chief Executive Officer

Date: August 27, 2025	/s/ Thomas Hansen
Thomas Hansen
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

Name	Title	Date

/s/ Adam B. Kertzner Adam B. Kertzner	Chairperson, Chief Executive Officer and Trustee (Principal Executive Officer)	August 27, 2025

/s/ Thomas Hansen Thomas Hansen	Chief Financial Officer and Principal Accounting Officer	August 27, 2025

*By: Grove Stafford Chief Compliance Officer and Secretary As Agent or Attorney-in-Fact